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EXHIBIT 10.86

THIRD AMENDMENT TO THE
AMENDED AND RESTATED
MIRANT SERVICES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Supplemental Executive Retirement Plan (the "Plan"), effective June 25, 1998, and subsequently amended and restated the Plan effective as of April 2, 2001; and

        WHEREAS, the Board of Managers has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

        WHEREAS, the Committee desires to amend the Plan to provide for a specified offset of benefits under this Plan; and

        WHEREAS, the Committee has determined that the above amendments would not have a material effect on the cost of the Plan.

        NOW, THEREFORE, the Committee hereby amends the Plan as follows:

I.

        Section 5.1(a) is hereby revised to read as follows:

          "5.1    SERP Benefit.

          (a)   Subject to the terms of the Pension Plan, a Participant shall be entitled to a monthly SERP Benefit equal to:

            (1)   1.70% (1.0% if the Participant is subject to Sections 5.1 and 5.2 of the Pension Plan) of the Participant's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date, death or other termination of service, including a Social Security Offset, as adjusted, if necessary, under the terms of the Pension Plan for commencement prior to the Participant's Normal Retirement Date; less

            (2)   such Participant's Retirement Income that is payable under the Pension Plan; less

            (3)   such Participant's Excess Benefit; less

            (4)   the actuarial equivalent of any payments received by a Participant under Section 4.1(a) of the Mirant Services Supplemental Compensation Plan, which shall be determined using the actuarial assumptions in Section 1.17 of such plan; less

            (5)   the pension benefit, if any, that is payable to a Participant under any other group and/or individual supplemental benefit plan of the Company or an Affiliated Employer; less

            (6)   the amount determined under Section 5.4 hereof; less

            (7)   the amount reflected on Appendix A to the Plan with respect to the Participant, which shall be subtracted from the amount determined under Section 5.1(a)(1) above, without adjustment for time of commencement of the payment, form of the benefit payment, or any other reason."

II.

        Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Third Amendment.

        IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a resolution of the Committee at its meeting on October 24, 2002, has adopted this Third Amendment to the Mirant Services Supplemental Executive Retirement Plan, this 14th day of May, 2003, to be effective October 24, 2002.

MIRANT SERVICES, LLC:
By:	/s/ DIANNE W. DAVENPORT Dianne W. Davenport

APPENDIX A

Participant Name	Monthly Amount to be Subtracted under Section 5.1(a)(7) of Plan
Thomas J. Allen III	925.68
Vance N. Booker	7,275.50
Anne Marie Cleary	2,391.67
Dianne W. Davenport	375.48
John Edward Dorsett	594.50
Thomas E. Dorsey	2,350.04
Sheri M. Fuller	15,613.04
David T. Gallaspy	2,227.55
Stephen G. Gillis	1,538.26
James Ronald Harris	2,325.78
Randall E. Harrison	11,498.03
George P. Henefeld	3,831.92
Raymond D. Hill	14,996.55 Before 65 12,578.33 After 65
John W. Holden III	2,151.59
Richard J. Koch	2,371.48
Frederick D. Kuester	12,392.00
Mark S. Lynch	2,128.92
Charles R. Matthews	1,191.09
Richard F. Owen	9,452.42
Steve K. Owen	1,525.50
Richard J. Pershing	24,172.58
Jack J. Rinehart	1,095.08
John J. Robinson	3,535.33
David R. Rozier	4,485.75
James A. Ward	7,432.28

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  EXHIBIT 10.86
THIRD AMENDMENT TO THE AMENDED AND RESTATED MIRANT SERVICES SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
APPENDIX A